SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of the earliest event reported): August 10, 2018

Bausch Health Companies Inc.
(Exact Name of Registrant as Specified in Its Charter)

British Columbia, Canada	001-14956	98-0448205
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
2150 St. Elzéar Blvd. West
Laval, Quebec
Canada H7L 4A8
(Address of Principal Executive Offices)(Zip Code)
514-744-6792
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 8.01 Other Events.
Except where the context otherwise requires, all references in this Current Report on Form 8-K (“Form 8-K”) and the related exhibits attached hereto to the “Company”, “we”, “us”, “our” or similar words or phrases are to Bausch Health Companies Inc. (formerly Valeant Pharmaceuticals International, Inc.) and its subsidiaries, taken together.
During 2017, the Company divested certain businesses. In 2018, the Company began reallocating capital and resources to other businesses. As a result, during the second quarter of 2018, the Company’s CEO, who is the Company’s Chief Operating Decision Maker, commenced managing the business differently through changes in its operating and reportable segments, which necessitated a realignment of the Company's historical segment structure. This realignment is consistent with how the Company’s CEO currently: (i) assesses operating performance on a regular basis, (ii) makes resource allocation decisions and (iii) designates responsibilities of his direct reports. Pursuant to these changes, effective in the second quarter of 2018, the Company operates in the following reportable segments: (i) Bausch + Lomb/International segment, (ii) Salix segment, (iii) Ortho Dermatologics segment and (iv) Diversified Products segment.
We began to report under our new structure effective with the filing of our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2018, filed with the Securities and Exchange Commission (“SEC”) and with the Canadian Securities Administration on SEDAR at www.sedar.com on August 7, 2018. This Form 8-K updates and supersedes the information in Items 7 and 15(a)(1) of our Annual Report on Form 10-K for the year ended December 31, 2017 ("2017 Form 10-K") to reflect retrospective application of the new segments and reclassified historical results to conform to the new segment presentation. These adjustments had no impact on the Company’s consolidated operating results, cash flows or equity. Except as specifically provided, the information in this Form 8-K does not reflect any event or development occurring after February 28, 2018, the date we filed the 2017 Form 10-K. For a discussion of events and developments subsequent to the filing of the Form 10-K, please refer to our filings with the SEC and the Canadian Securities Administration on SEDAR since that date. In our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2018, we adjusted the unaudited consolidated financial statements for the six months ended June 30, 2018 to reflect the retrospective application of our new segments. Accordingly, we are filing this Form 8-K so that our annual financial statement information for years prior to April 1, 2018 incorporated by reference in any document that we have filed or may file from time to time with the SEC or with the Canadian Securities Administration on SEDAR would reflect our current segment presentation.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description

23	Consent of Independent Registered Public Accounting Firm
99.1	Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations with Retrospective Segment Changes of the 2017 Form 10-K
99.2	Item 15.(a)(1) The consolidated financial statements required to be filed in the Annual Report on Form 10-K with Retrospective Segment Changes of the 2017 Form 10-K
101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.LAB	XBRL Taxonomy Extension Label Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document

EXHIBIT INDEX

Exhibit Number	Description

23	Consent of Independent Registered Public Accounting Firm
99.1	Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations with Retrospective Segment Changes of the 2017 Form 10-K
99.2	Item 15.(a)(1) The consolidated financial statements required to be filed in the Annual Report on Form 10-K with Retrospective Segment Changes of the 2017 Form 10-K
101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.LAB	XBRL Taxonomy Extension Label Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAUSCH HEALTH COMPANIES INC.

By:	/s/ Paul S. Herendeen
	Name:	Paul S. Herendeen
	Title:	Executive Vice President and Chief Financial Officer
Date: August 10, 2018